ODYSSEY SEMI

Q2 2022 Conference Call

August 9, 2022

SAFE HARBOR STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this presentation includes some statements that are not purely historical and that are "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company's and its management's expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company's financial condition and results of operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believes," "continue," "could," "estimates," "expects," "intends," "may," "might," "plans," "possible," "potential," "predicts," "projects," "seeks," "should," "will," "would" and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The term "Company" in this presentation includes Odyssey Semiconductor Technologies, Inc. and its wholly-owned JR2J, LLC subsidiary.

The forward-looking statements contained in this presentation are based on the Company's and its management's current judgment, expectations and beliefs, but our actual results, events and performance could differ materially from those expressed or implied by the forward-looking statements. There can be no assurance that future developments actually affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's control) or other assumptions described more fully in the company's filings with the Securities and Exchange Commission that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those relating to potential fluctuations in our operating results, our possible dependence on a few large customers for a substantial portion of our revenue, a loss of revenue if contracts with the U.S. Government, defense or other major customers are cancelled or delayed, our ability to implement innovative technologies, our ability to bring new products to market, achievement of design wins over our competitors, the rate of acceptance of our products in the market, the efficient and successful operation of our wafer fabrication and other facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, variability in manufacturing yields, our ability to successfully integrate our Ithaca wafer fab or other facilities or entities we may acquire, our ability to obtain a Trusted Foundry accreditation for the wafer fab, industry overcapacity, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties, our ability to attract and retain skilled personnel and senior management, the dilution that may be caused to our stockholders' ownership by our future need of substantial additional funding, our ability to protect our intellectual property, claims of intellectual property infringement and other lawsuits, security breaches and other similar disruption compromising our information, and the impact of government or environmental regulations. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by any of these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These materials do not constitute any offer to sell, or the solicitation of any offer to buy, any securities of odyssey or any other entity. Any presentation to the contrary should be ignored.

"Odyssey Semiconductor™" and the Odyssey Semi logo are trademarks of Odyssey Semiconductor Technologies, Inc.

INVESTMENT HIGHLIGHTS

Odyssey is developing disruptive power electronics technology with our unique vertical gallium nitride (GaN) based high-voltage transistors

The market is large, growing, and fragmented with large opportunity for new entrants

Odyssey is emerging from process and materials development into product development with valuable, protected IP

We have used our foundry to generate revenue ahead of product maturity

The company has been capital efficient, creating a large opportunity for new investments

Currently publicly traded (OTCQB: ODII) with S-1 filed earlier this year

SIGNIFICANT RECENT ADVANCEMENTS

Technology

- Successfully built FETs which exceed 1000V breakdown
- Validated process for large-scale device fabrication which will be packaged for internal and customer evaluation

Business

- Secured commitments from 3 customers to evaluate Gen1 engineering samples, currently planned to be assembled in Q4 2022
- $2M pipeline of potential opportunity for foundry services
- Secured $1.25M for bridge loan financing
- Revenue of ~$21k in Q2 2022 from foundry services provided for other companies
- Cash used in operations averaged ~$261k per month in Q2

2H2022 OUTLOOK

Build product samples in Q4 2022

Generate ~$195,000 foundry revenue in Q3, a significant sequential increase

Expand existing $2M opportunity pipeline value for foundry services. Continue to close new opportunities in foundry services

Secured $1.25M bridge loan financing with additional financing discussions continuing

Positioning Odyssey Semi to receive funding through CHIPS Act

THE OPPORTUNITY









Sustainability AND Electrification AND Availability AND Affordability

ODYSSEY SEMI

Odyssey Semiconductor is uniquely positioned as the premier company to address all of these needs due to our vertical GaN intellectual property

THE MARKET IS ENORMOUS AND GROWING

Odyssey will disrupt the $3B+ silicon carbide market

Strong Growth in Addressable Markets 2021 to 2027

600 to 900V: **+20% CAGR**

1200V: **+63% CAGR**

>1700V: **+23% CAGR**


SiC Transistor (packaged) market
Split by Voltage rating ($M)
$6 000M
$5 000M
$4 000M
$3 000M
$2 000M
$1 000M
$ M

	2021	2022	2023	2024	2025	2026	2027	CAGR 21-27
600-900V	$577.5M	$855.3M	$1,091.4M	$1,203.0M	$1,279.5M	$1,515.7M	$1,746.6M	20.3%
1200 V	$182.8M	$291.4M	$536.4M	$998.3M	$1,651.7M	$2,455.8M	$3,398.2M	62.8%
> 1700V	$67.6M	$78.8M	$91.6M	$118.7M	$148.7M	$186.3M	$233.9M	23.0%

Power SiC 2022 | www.yole.fr | ©2022

WE FOCUS ON HIGH VOLTAGE APPLICATIONS

100 V ***650 V*** ***1,200 V*** ***> 2,000 V***

Power Supplies




TX650
CORSAIR
TX650

Electric & Hybrid Electric Vehicles


TESLA

Solar Inverters



Industrial Motors



Smart Grid



Electric Train Propulsion



Odyssey delivers dramatic energy savings over competition for industrial motors, electric vehicles, and renewable energy

HIGH VOLTAGE CONSERVES ENERGY







As operating voltages increase, energy efficiency improves
There are limited power converters at these higher voltages, which keeps prices high
THIS PRESENTS THE BREAKTHROUGH OPPORTUNITY FOR ODYSSEY

SILICON CARBIDE ECONOMICS FALL SHORT

Silicon Carbide prices need to erode 2.5x to meet EV economics


Focus on cost aspects
Cost
Si
SiC
The higher the battery capacity, the more the potential saving in the battery cost using SiC modules.
The battery size & cost can be reduced for equivalent driving range by using SiC.
Device level
Battery saving at car level
*Not to scale – for illustration only
Battery Saving
(Hypothesis: 5% energy improvement)
Yole estimates $5 to about $750 of battery cost saving from mild EV to long range BEV.
YOLE Développement
• The break-even point for SiC/IGBT ASP ratio is highly dependent on the type of electrification.
• The break-even is at the car level but not at the inverter level based on current SiC device pricing.
• From the car owner's point of view, it does not matter whether it is SiC or Si, as long as it gives best cost/performance ratio. So Tier1s/OEMs need to evaluate the cost aspects.
• According to our estimation, the ASP of SiC devices needs to fall by 2.5x to meet the break-even for BEVs, which means strong price erosion pressure on the device and wafer suppliers.
SiC/IGBT ASP ratio (high)
As of 2020, SiC is still around 5x more expensive for EV/HEV
Long range BEV niche adoption
5
2.5
2
2019-2020
Break-even zone for BEV*
* If take into account battery price erosion, the break-even ratio continues to decrease
2025
2019-2020
Future
Power SiC Materials, Devices and Applications | www.yole.fr | ©2020

THE ECONOMICS FAVOR VERTICAL GaN



6″ SiC Wafer
522 die

	SiC	Vertical GaN
Wafer Size	6″	4″
Product per wafer	522	2128
Wafer Cost	$812	$1500
Revenue per wafer	$35,036	$142,831



4″ GaN Wafer
2128 die

4” Vertical GaN outproduces 6” SiC by 4x/wafer

ODYSSEY IS UNIQUELY POSITIONED IN VERTICAL GaN

We have the expertise across technology, marketing and manufacturing

We have protected our IP that makes Vertical GaN practical

We are commercializing our first products

Two voltage nodes to pursue:
650V and 1200V

We have our own foundry, which means:

- We control our supply
- We can innovate fast



Specific On–Resistance (mΩ–cm²)
Breakdown Voltage (V)
10
100
1000
10000
Si Device Limit
SiC Device Limit
GaN Device Limit
100 x improvement
1000 x improvement

CUSTOMERS AGREE

We currently have active customer conversations, ahead of having products

- Two Automotive OEMs
- Two Automotive Tier 1
- One Industrial Motor OEM

Customers have found us – we have not marketed to them

We will build evaluation samples of Gen1 product in 2022

Product qualification initiated in 2023, per normal processes

THE TIME IS NOW

Odyssey is at an inflection point – it is time to bring the technology to market as high-value products


Scale
Product revenue
Product development
Process and materials R&D, Internal foundry
2019
2020
2021
2022
2023
2024
2025
2026+

ODYSSEY SEMICONDUCTOR AT A GLANCE

OTCQB: ODII

Odyssey's proprietary technology is designed for GaN to replace SiC as the leading high-voltage power switching semiconductor material

Previous rounds of financing

- August 2019 - $2.9M @ $1.50
- March 2021 - $5M @ $4.00
- Shares outstanding at 3/31/22 - 12.7M

Bridge loan (convertible note) executed August 8, 2022 for $1.25M

S-1 filed in 2022

ODYSSEY SEMI

THANK YOU

For investment inquiries:

Jeff Christensen, jchristensen@darrowir.com

Mark Davidson, mark.davidson@odysseysemi.com